UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2026, Build-A-Bear Workshop, Inc. (the “Company”) announced that the Company had promoted Voin Todorovic, to the additional role of Chief Administrative Officer effective as of June 11, 2026 (the “Promotion Effective Date”), while he will continue to serve as Chief Financial Officer of the Company.

Prior to the promotion to serve as both Chief Financial Officer and Chief Administrative Officer, Mr. Todorovic, age 51, had served as our Chief Financial Officer since joining the Company in September 2014. Prior to joining the Company, Mr. Todorovic was employed at Wolverine World Wide, Inc., a leading global footwear and apparel company, where since September 2013 he had served as the head of finance and operations for its Lifestyle Group, which includes a portfolio of iconic brands such as Sperry Top-Sider®, Hush Puppies®, Keds®, and Stride Rite®. From 2011 to 2013 Mr. Todorovic was Vice President—Finance and Administration of the Stride Rite Children’s Group business, operating in wholesale, direct to consumer and international franchising, and from 2010 to 2011 Mr. Todorovic was Vice President of the Performance + Lifestyle Group. Prior to his tenure at Wolverine World Wide he held positions of increasing responsibility at Collective Brands, Inc. and Payless ShoeSource.

On June 11, 2026, the Company entered into a Second Amended and Restated Employment Agreement with Mr. Todorovic (the “Amended Employment Agreement”) to reflect (i) his promotion to both Chief Financial Officer and Chief Administrative Officer and (ii) his current compensation arrangements with the Company, including an annual base salary of not less than $500,000 and an annual target bonus opportunity in any fiscal year to not less than 70% of his earned annual base pay for such fiscal year. Except as described herein, the material terms of Mr. Todorovic’s prior employment agreement remain unchanged. The description of Mr. Todorovic’s prior employment agreement under the heading “Executive Employment and Severance Agreements—Executive Employment Agreements” in the Company’s proxy statement, dated April 30, 2026 is hereby incorporated by reference herein.

The foregoing summary of the Amended Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Amended Employment Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 12, 2026, the Company issued a press release announcing Mr. Todorovic’s promotion. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Second Amended and Restated Employment, Confidentiality and Noncompete Agreement, effective as of June 11, 2026 by and between Voin Todorovic and Build-A-Bear Workshop, Inc.
99.1	Press Release dated June 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	BUILD-A-BEAR WORKSHOP, INC.

	By:	/s/ Yevgeny Fundler
Name:	Yevgeny Fundler
Title:	Chief Legal Officer and Secretary